FIRST AMERICAN FUNDS, INC.
                             PRIME OBLIGATIONS FUND
                          CLASS A, CLASS B AND CLASS C

                         Supplement Dated April 1, 2000,
                      To Prospectus Dated December 1, 1999

                          ----------------------------

Replace the "Fees and Expenses" table on page 5 of the prospectus with the "Fees and Expenses" table below. The advisor is reducing the fee waiver for the current fiscal year.

FIRST AMERICAN FUNDS, INC.

PRIME OBLIGATIONS FUND
CLASS A, CLASS B AND CLASS C SHARES

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FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below are based on fund expenses during the fiscal year ended September 30, 1999.(1)

                                                           CLASS A    CLASS B     CLASS C
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SHAREHOLDER FEES
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
  MAXIMUM SALES CHARGE (LOAD)                                 None       None        None

  MAXIMUM DEFERRED SALES CHARGE (LOAD)                        None      5.00%(2)    1.00%(2)

  ANNUAL MAINTENANCE FEE(3)
  ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500            $25        $25         $25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------
  Management Fees                                            0.40%      0.40%       0.40%
  Distribution and Service (12b-1) Fees                      0.25%      1.00%       1.00%
  Other Expenses                                             0.22%      0.11%       0.11%
  TOTAL                                                      0.87%      1.51%       1.51%
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
(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights" for effective management fees after waivers. The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

  Waiver of Fund Expenses                                  (0.07)%    (0.06)%     (0.06)%
  TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)    0.80%      1.45%       1.45%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.84%, 1.48% AND 1.48%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Class B and Class C shares generally are available only in exchange for Class B or Class C shares, respectively, of another First American fund. The contingent deferred sales charge imposed when you sell your Class B or Class C shares of Prime Obligations Fund will be based on the date you purchased shares of the original First American fund.

(3) The Fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

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  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                      CLASS B                   CLASS B                  CLASS C                   CLASS C
                          assuming redemption    assuming no redemption      assuming redemption    assuming no redemption
             CLASS A    at end of each period     at end of each period    at end of each period     at end of each period
---------------------------------------------------------------------------------------------------------------------------
   1 year     $   89                   $  654                    $  154                   $  352                    $  252
   3 years    $  278                   $  877                    $  477                   $  572                    $  572
   5 years    $  482                   $1,024                    $  824                   $  915                    $  915
  10 years    $1,073                   $1,629                    $1,629                   $1,884                    $1,884